Decommissioning obligations	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Decommissioning obligations
17.	Decommissioning obligations

	Year Ended December 31,
	2017	2016

Opening carrying amount	$118,903	$104,421
Changes in estimates and new estimated cash flows	1,966	10,402
Accretion of present value discount	4,852	4,080

	$125,721	$118,903

All decommissioning obligations relate to Oyu Tolgoi. Reclamation and closure costs have been estimated based on the Company’s interpretation of current regulatory requirements and other commitments made to stakeholders, and are measured as the net present value of future cash expenditures upon reclamation and closure.

Estimated future cash expenditures of $266.5 million (December 31, 2016 – $257.4 million) have been discounted from an anticipated closure date of 2055 to their present value at a real rate of 2.0% (December 31, 2016 – 2.0%).